                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:
    [ ] Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                              F.Y.I. INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
        0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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* Set forth the amount on which the filing fee is calculated and state how it was determined.

    [ ] Fee paid previously with preliminary materials:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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


                                      LOGO

                                 March 26, 1999


Dear Stockholder:

    You are cordially invited to attend the 1999 Annual Meeting of Stockholders of F.Y.I. Incorporated (the "Company"), which will be held at the Melrose Hotel, 3015 Oak Lawn Avenue, Dallas, Texas 75219, on Wednesday, May 12, 1999, commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

    At the meeting, you will be asked to consider and vote upon: (1) the election of nine (9) Directors; and (2) such other business as may properly come before the meeting and any adjournment thereof.

    We hope you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, TO ASSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States.

    The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998 is being mailed to you together with the enclosed proxy materials.

                                         Sincerely,

                                         /s/ THOMAS C. WALKER
                                         Thomas C. Walker
                                         Chairman and Chief Development Officer

                                         /s/ ED H.BOWMAN, JR.
                                         Ed H. Bowman, Jr.
                                         President and Chief Executive Officer

             3232 MCKINNEY AVENUE o SUITE 900 o DALLAS, TEXAS 75204


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



                              F.Y.I. INCORPORATED
                        3232 MCKINNEY AVENUE, SUITE 900
                              DALLAS, TEXAS 75204
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 1999

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of F.Y.I. Incorporated, a Delaware corporation (the "Company"), will be held at the Melrose Hotel, 3015 Oak Lawn Avenue, Dallas, Texas 75219 on Wednesday, May 12, 1999, at 10:00 a.m. (local time), for the following purposes:

        (1) To elect nine (9) Directors, each to serve for a term of one year and until his successor is duly elected and qualified; and

        (2) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

    The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998, Proxy Statement and form of Proxy are being mailed together with this Notice.

    Only stockholders of record as of the close of business on March 15, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

    You are cordially invited to be present at the Annual Meeting. It is important to you and to the Company that your shares be voted at the Annual Meeting.

                                             By Order of the Board of Directors
                                             /s/ MARGOT T. LEBENBERG

                                             Margot T. Lebenberg
                                             Senior Vice President,
                                             General Counsel and Secretary

March 26, 1999

                               IMPORTANT NOTICE:

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE ANNUAL MEETING.


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



                              F.Y.I. INCORPORATED
                          ---------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 1999

    This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of F.Y.I. Incorporated, a Delaware corporation ("F.Y.I." or the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Melrose Hotel, 3015 Oak Lawn Avenue, Dallas, Texas 75219, on Wednesday, May 12, 1999, at 10:00 a.m. (local time), and at any adjournment thereof. Only stockholders of record as of the close of business on March 15, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

    This Proxy Statement and the accompanying Proxy materials, together with a copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998 (the "Annual Report"), are being sent or given to stockholders of the Company commencing on or about April 2, 1999.

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon: (i) the election of nine (9) Directors of the Company; and (2) such other business as may properly come before the Annual Meeting and any adjournment thereof.

    The principal executive offices of the Company are located at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204, and the Company's telephone number at that address is (214) 953-7555.

    STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


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



VOTING RIGHTS AND VOTES REQUIRED

    Holders of record of the Common Stock as of the close of business on the Record Date will be entitled to one vote for each share held on all matters to come before the Annual Meeting. As of the close of business on the Record Date, there were 14,103,129 shares of the Common Stock outstanding (including 36,670 shares of the Common Stock held by a wholly-owned subsidiary of the Company). The presence, in person or by Proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Assuming a quorum, the nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Directors.

    With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of the election of Directors.

VOTING OF PROXIES

    If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the Proxy. In the absence of instructions to the contrary, such shares will be voted in favor of the nominees for election to the Board of Directors listed in this Proxy Statement and named in the accompanying Proxy. The Board of Directors does not intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying Proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting.

REVOCATION OF PROXIES

    Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by filing with Margot T. Lebenberg, Senior Vice President, General Counsel and Secretary of F.Y.I. Incorporated, at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204, a written notice of revocation or a subsequently dated, executed Proxy at any time prior to the time it has been voted at the Annual Meeting, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy).

SOLICITATION OF PROXIES

    The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by Directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the reasonable expense of forwarding soliciting materials to their principals. The Company has engaged American Stock Transfer and Trust Company as proxy solicitor for a fee of approximately $1,000 plus out-of-pocket costs and expenses.


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



                       PROPOSAL 1 -- ELECTION OF DIRECTORS

    Nine Directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified.

    The following information is furnished with respect to the nine nominees for election as Directors. The Board of Directors has recommended the nominees named below. Unless otherwise instructed, it is the intention of the persons named in the accompanying Proxy to vote all shares of the Common Stock represented by properly executed Proxies for the nominees named below. Although such nominees have indicated that they will serve as Directors of the Company, should any of them be unable to serve, the Proxies will be voted for the election of a substitute nominee designated by the Board of Directors or the Board of Directors will elect to reduce the number of Directors constituting the Board of Directors. There is no cumulative voting for Directors.

Nominees for Directors

    Thomas C. Walker, age 66, has been Chairman of the Board of the Company since its inception in September 1994 and has been Chief Development Officer of the Company since November 1995. From September 1994 until November 1995, Mr. Walker held the positions of President and Chief Executive Officer of the Company. From August 1991 to December 1994, Mr. Walker was Vice President, Corporate Development, of Laidlaw Waste Systems, Inc., a subsidiary of Laidlaw, Inc., a waste management company, where he was responsible for its acquisition and divestiture program in the United States and Mexico. From May 1989 until he joined Laidlaw Waste Systems, Inc., Mr. Walker was President of Thomas C. Walker Associates, Inc., a company providing merger, acquisition and financial consulting services focusing on the waste management industry. During his career, Mr. Walker has been responsible for the acquisition or divestiture of over 150 businesses over a 30-year period. Mr. Walker holds a B.S. in Industrial Engineering from Lafayette College.

    Ed H. Bowman, Jr., age 52, has been President and Chief Executive Officer and a Director of the Company since November 1995. From May 1993 to June 1995, Mr. Bowman was Executive Vice President and Chief Operating Officer of the Health Systems Group of First Data Corporation, a financial services company. Mr. Bowman was responsible for the day-to-day operations of research and development, marketing and customer service. From 1983 to 1993, Mr. Bowman served in a number of executive positions with HBOC, a healthcare systems and services company, including VP - International, VP - Marketing, Senior VP - Customer Services, Group Senior VP - Research and Development, and last serving as Executive Vice President and Chief Operating Officer with responsibility for domestic operations. Prior to joining HBOC, Mr. Bowman was with Andersen Consulting for 10 years, where he was elected a Partner. Mr. Bowman became a C.P.A. in 1973 and holds an M.S. from Georgia Institute of Technology and a B.B.A. from Georgia State University. Mr. Bowman is a board member of 711.Net, an internet company, and is an investor and former board member of several early-stage, high-technology companies.

    David Lowenstein, age 37, has been Executive Vice President - Corporate Development and Acquisitions and a Director of the Company since February 1995. In November 1997, Mr. Lowenstein was named Treasurer. From July 1996 through November 1997, Mr. Lowenstein held the additional position of Chief Financial Officer of the Company. Prior to joining the Company, Mr. Lowenstein served, since February 1994, as Vice President, Business Development of Laidlaw Waste Systems, Inc., with overall responsibility for Laidlaw Waste System's acquisition and divestiture program in North America. From April 1990 until February 1994, Mr. Lowenstein served in a variety of capacities, including Director - Corporate Development, for Laidlaw, Inc. From November 1988 to March 1990, he served as a business analyst for Tricil, Ltd., a solid and hazardous waste company that was acquired by Laidlaw, Inc. in 1990. Mr. Lowenstein has been responsible for the acquisition or divestiture of over 75 businesses in North America and Europe. Mr. Lowenstein holds a B.A. in Economics from Sir Wilfred Laurier University and an M.S. in Public and Business Administration from Carnegie Mellon University. Mr. Lowenstein is a citizen of the Dominion of Canada.

    G. Michael Bellenghi, age 50, has been a Director of the Company and the Chairman of the Board and Chief Executive Officer of Recordex Acquisition Corp. ("Recordex"), a wholly-owned subsidiary of the Company, since the closing of the Company's initial public offering (the "IPO"). Prior to joining Recordex's predecessor in October 1991, Mr. Bellenghi served as Partner-in-Charge and Director of Deloitte & Touche's Philadelphia office Healthcare Practice for 10 years. Mr. Bellenghi has also served as a graduate professor in Financial Management of Healthcare Institutions at LaSalle University. Mr. Bellenghi is a director of Home Health Corporation of America, Inc., a publicly-held company. Mr. Bellenghi is a certified public accountant and holds a B.A. in Accounting from LaSalle University.

    Gregory R. Melanson, age 45, has been a Director of the Company since the closing of the IPO. Mr. Melanson is currently a consultant and was a Senior Vice President of the Company from February 1998 through October 1998. From the IPO through November 1998, Mr.

Melanson was Chairman of the Board, President and Chief Executive Officer of Researchers Acquisition Corp. ("Researchers"), a wholly-owned subsidiary of the Company. Prior to the IPO and since 1978, Mr. Melanson held such offices with the predecessor of Researchers. Since January 1999, Mr. Melanson has been a consultant to the Company. Mr. Melanson has been in the litigation support services business since 1975. Mr. Melanson holds a B.A. from the University of Southern California.

    Jonathan B. Shaw, age 43, has been a Director of the Company. From the IPO through January 1999, Mr. Shaw was President and Chief Executive Officer and the Chairman of the Board of Imagent. Since January 1999, Mr. Shaw has been a business segment leader and an officer of several subsidiaries of the Company. Prior to the IPO and since 1990, Mr. Shaw held such offices with the predecessor of Imagent. Mr. Shaw has been active with Imagent for 16 years. Mr. Shaw attended the University of Vermont and George Washington University.

    Michael J. Bradley, age 54, has been a Director of the Company since the closing of the IPO. Since January 1991, Mr. Bradley has served as a principal and as a member of the Board of Directors of the predecessor of Recordex. Currently, Mr. Bradley is the Executive Associate to the President of MCP Hahnemann University and is Vice-Chairman and a director of Republic Bancorp Inc., a bank holding company. From May 1994 through 1997, Mr. Bradley was Executive Vice President of Mercy Health Corporation of Southeast Pennsylvania. Prior to joining Mercy Health Corporation, Mr. Bradley served as President and Chief Executive Officer of several healthcare organizations, including Thomas Jefferson University Hospital and North Philadelphia Health System, both of which are located in Philadelphia, and the Columbia Presbyterian Medical Center in New York City. Mr. Bradley is a certified public accountant and holds a B.S. in Business Administration from Drexel University.

    Donald F. Moorehead, Jr., age 48, has been a Director of the Company since January 1995. Since January 1998, Mr. Moorehead has been Vice Chairman of the Board and has assumed his current position of Chairman of the Board and Chief Executive Officer on July 1, 1998 of EarthCare Company, a liquid waste company. Mr. Moorehead is the founder of U.S.A. Waste Services, Inc., which upon acquiring Waste Management, Inc. will be the largest solid waste company in the world, whose shares are listed on the New York Stock Exchange. From October 1990 through May 1994, he served as its Chairman of the Board and Chief Executive Officer. Mr. Moorehead was Chairman of the Board and Chief Executive Officer of Mid-American Waste Systems, Inc., a waste management company, from its inception in December 1985 until August 1990 and continued as a director until February 1991. Mr. Moorehead is a director of United Road Services, Inc., a publicly-held company. From 1977 until 1984, Mr. Moorehead served in various management positions with Waste Management, Inc. Mr. Moorehead holds a B.S. in Engineering Mathematics from the University of Tulsa.

    Hon. Edward M. Rowell, age 67, has been a Director of the Company since the closing of the IPO. From April 1990 to August 1994, Mr. Rowell served as the United States Ambassador to Luxembourg. Mr. Rowell also served from January 1988 to April 1990 as the United States Ambassador to Portugal and from August 1985 to January 1988 as the Ambassador to Bolivia. Mr. Rowell is currently President of the Association for Diplomatic Studies and Training, an organization that promotes the quality preparation of persons who represent the United States abroad. He is also a Senior Associate of Global Business Access, Ltd., a private trade development firm in Washington, D.C., and an independent lecturer on European Monetary Union. Mr. Rowell holds a B.A. in International Relations from Yale University and was a Sloan Executive Fellow at the Stanford University Graduate School of Business.

VOTE REQUIRED FOR APPROVAL

    The nine (9) nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Directors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES TO THE BOARD OF DIRECTORS

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company do not receive additional compensation for serving as Directors. Each Director who is not an employee of the Company receives a fee of $1,500 for attendance at each Board of Directors' meeting and $1,000 for attendance of the committee meetings (unless held on the same day as a Board of Directors' meeting) and an initial grant of non-qualified options to purchase 10,000 shares of Common Stock under the Company's 1995 Stock Option Plan, as amended (the "Stock Option Plan"). Non-employee Directors also receive annual grants of non-qualified options to purchase 5,000 shares of Common Stock. All Directors of the Company are reimbursed for out-of-pocket expenses incurred in their capacity as Directors of the Company.

BOARD AND COMMITTEE MEETINGS

    The Board of Directors met four times during 1998. All of the Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which they served during 1998.

    The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. The members of the Executive Committee presently consist of Mr. Walker, Mr. Bowman, Mr. Lowenstein and Mr. Bellenghi.

    The members of the Audit Committee presently consist of Mr. Bradley, Mr. Moorehead and Mr. Rowell. The Audit Committee is generally responsible for recommending the appointment of the Company's independent auditors and overseeing the accounting and internal audit functions of the Company, including reviewing, with the Company's independent auditors: (i) the general scope of their audit services and the annual results of their audit; (ii) the reports and recommendations made to the Audit Committee by the independent auditors; and (iii) the Company's internal control structure. The Audit Committee held four meetings during 1998.

    The members of the Compensation Committee presently consist of Mr. Bradley, Mr. Moorehead and Mr. Rowell. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning remuneration of the Company's executive officers. The Compensation Committee also determines stock options to be granted to executive officers pursuant to the Stock Option Plan. The Compensation Committee held four meetings during 1998.

    The members of the Nominating Committee presently consist of Mr. Walker, Mr. Shaw and Mr. Rowell. The Nominating Committee is responsible for making recommendations to the Board of Directors concerning nominees for election to the Board of Directors. The Nominating Committee held one meeting during 1998.


                               EXECUTIVE OFFICERS

    The executive officers of the Company are appointed annually by the Board of Directors of the Company and serve at the discretion of the Board. The executive officers of the Company, other than Messrs. Barker, Byerley, Guy, Rose and Zazworsky and Ms. Lebenberg, their respective ages and positions and certain other information with respect to each of them are set forth herein under the section entitled "Election of Directors."

    Timothy J. Barker has been Senior Vice President and Chief Financial Officer of the Company since November 1997. From November 1995 to November 1997, Mr. Barker held the positions of Chief Accounting Officer and Controller of the Company. Prior to joining the Company as a full-time consultant in June 1995, Mr. Barker was a manager with Arthur Andersen LLP, where he served in various capacities over a nine-year period. Mr. Barker served as Vice President of Financial Planning and Analysis for Sunbelt National Mortgage Corporation from June 1993 to October 1994. Mr. Barker holds a B.A. in Accounting from Texas Tech University and has been a C.P.A. since 1985.

    David M. Byerley has been Senior Vice President of F.Y.I. since November 1998. From August 1996 until October 1998, Mr. Byerley was Executive Vice President of IKON's Business Information Services Division. From February 1995 until August 1996, Mr. Byerley was Senior Vice President of Product Development and Marketing with Dataplex Corporation, a wholly-owned subsidiary of Affiliated Computer Services. From August 1994 until February 1995, Mr. Byerley was employed by Eastman Kodak. Mr. Byerley holds a B.S. degree from Dickinson College and a M.S. degree from Temple University and a J.D. from Temple University Law School.

    Phillip B. Guy has been Senior Vice President of F.Y.I. since October 1998. From April 1997 until September 1998, Mr. Guy was President and CEO of Antrium Corporation. From February 1996 until March 1997, Mr. Guy was President and CEO of Healthcare Communications, Inc. Prior to 1995, Mr. Guy was President and CEO of Scientific Software/Bell South Systems Integration. Previously, Mr. Guy held various sales, marketing and management positions at HBOC and IBM. Mr. Guy holds a B.S. in Business Administration and Accounting from Lambuth College.

    Margot T. Lebenberg has been Senior Vice President, General Counsel and Secretary of the Company since October 1998. From May 1996 until October 1998, Ms. Lebenberg held the positions of Vice President, General Counsel and Secretary of the Company. From 1992 until joining the Company, Ms. Lebenberg was an attorney with Morgan, Lewis & Bockius LLP in New York, where she practiced law in the business and finance group primarily in the areas of securities and mergers and acquisitions, specializing in consolidation transactions. Ms. Lebenberg holds a B.A. in Economics and History from the State University of New York at Binghamton and a J.D. from Fordham University School of Law.

    Joe A. Rose has been Senior Vice President of the Company since July 1997. From May 1995 through January 1997, Mr. Rose was President and CEO of FormMaker Software, Inc. a document technology company which merged with Image Sciences Corp., a publicly held company. From May 1993 through May 1995, Mr. Rose was Corporate Vice President of John H. Harland Company, a financial services company, and President and CEO of its subsidiary, Formation Technology, Inc. From July 1988 through May 1993, Mr. Rose served as Executive Vice President of National Data Corporation where he was responsible for the credit card and cash management divisions. Mr. Rose began his information services career at EDS in sales. In addition, Mr. Rose is a board member of Identitech Inc., a workflow technology company. Mr. Rose holds a B.A. from Texas Tech University.

    Ronald Zazworsky has been Senior Vice President of the Company since October 1997. From February 1994 until joining the Company, Mr. Zazworsky was Senior Vice President of Medaphis Corporation, a healthcare systems and services company. From April 1992 to February 1994, Mr. Zazworsky was President and CEO of Habersham Banking Solutions, Inc. Prior to 1992, Mr. Zazworsky was employed at HBOC. as Regional Vice President for eight years. Previously, Mr. Zazworsky held various sales, marketing and management positions at IBM. Mr. Zazworsky holds a B.A. from Gettysburg College and an M.B.A. from Emory University.


                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee, subject to the employment agreements described below, reviews and recommends to the Board of Directors for its approval the salaries and bonuses of the Company's officers, including its nine executive officers - Thomas C. Walker, Chairman of the Board and Chief Development Officer; Ed H. Bowman, Jr., President and Chief Executive Officer; David Lowenstein, Executive Vice President - Corporate Development and Acquisitions and Treasurer; Timothy J. Barker, Senior Vice President and Chief Financial Officer; David M. Byerley, Senior Vice President - Corporate Development; Phillip B. Guy, Senior Vice President; Margot T. Lebenberg, Senior Vice President, General Counsel and Secretary; Joe A. Rose, Senior Vice President; and Ronald Zazworsky, Senior Vice President. In addition, the Compensation Committee grants stock options under the Stock Option Plan to selected Directors, executive officers and other key employees.

Compensation Philosophy

    The Company's executive compensation program is designed to integrate compensation with the achievement of the Company's short and long-term business objectives and to assist the Company in attracting, motivating and retaining the highest quality executives.

    Executive compensation is comprised of three components: (i) a base salary, which attracts talented employees and contributes to motivating and rewarding individual performance; (ii) an incentive bonus of cash, stock, options or warrants, which integrates financial reward to the achievement of the Company's short- term performance objectives; and (iii) a stock option program, which is intended to promote the achievement of long-term performance goals and to align the long-term interests of the Company's executive officers with those of the stockholders.

    The base salary and incentive bonus payable to each of the Company's executive officers are presently governed by employment agreements entered into by the Company with each of such executive officers. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." The Compensation Committee conducts ongoing reviews of such employment agreements to ensure that they are consistent with the Compensation Committee's then current philosophy.

    The Committee generally intends that compensation paid to the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table not be subject to the limitation on tax deductibility under
Section 162(m) of the Internal Revenue Code, as amended (the "Code"), so long as this can be achieved in a manner consistent with the Committee's other objectives. Section 162(m) generally eliminates a corporation's tax deduction in a given year for payments to certain named executive officers in excess of $1 million, unless such payments result from "qualified performance-based compensation." The Committee has been advised that compensation paid in 1998 should not be subject to the limitation on deductibility under Code Section 162(m).

Base Salary Compensation

    The Compensation Committee continues to believe that the retention of executives who have developed the skills and expertise required to lead the organization is vital to the Company's competitive strength. It further believes that attracting other key employees who can supplement the efforts of its existing executives is absolutely critical. To this end, it is the Compensation Committee's policy to continue to establish base pay at a competitive level.

Incentive Bonus Compensation

    The Compensation Committee believes that compensation should vary with corporate performance and that a significant portion of compensation should continue to be linked to the achievement of business goals. Under the Company's employment agreements with its executive officers, the incentive bonus award component of their compensation is based on the achievement of certain levels of operating profitability, and awards are payable only if current year's operating profits meet certain projected results. Such incentive bonus award component is subject to annual review by the Compensation Committee.

    Pursuant to the 1999 incentive bonus plan (the "1999 Incentive Bonus Plan"), the executive officers were granted options to purchase Common Stock of the Company, which will vest upon the Company achieving certain earnings targets for 1999, in lieu of cash bonuses.

Stock Option Grants

    It is the policy of the Compensation Committee to award stock options to executive officers and other key employees of the Company to align their interests with those of the Company's long-term investors and to help attract and retain such persons. The options, therefore, provide value to the recipients only if and when the market price of the Common Stock increases above the option grant price. To that end, there is ongoing review by the Committee of the market price of Common Stock and the grant price of options. It is the Committee's goal to preserve this incentive as an effective tool in motivating and retaining executives.

    Options to purchase approximately 740,000 shares of Common Stock were granted during 1998 to certain employees who were hired during 1998 and to the executive officers, other current management level employees and select key employees and consultants. The Compensation Committee believes that granting such options, including in particular with respect to the executive officers, not only provides a meaningful long-term incentive to those individuals who have been identified as key to the future success of the Company and to help retain the services of such personnel, but also further links compensation to the overall performance of the Company.

Compensation of the Chief Executive Officer

    The Compensation Committee considers several factors in establishing the Chief Executive Officer's compensation package, including market pay practices, performance level, contributions toward achievement of strategic goals and the overall financial and operating success of the Company. Compensation paid during 1998 to Mr. Bowman was composed of the base salary set forth in Mr. Bowman's amended employment agreement and options granted pursuant to his employment agreement. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

    Mr. Bowman's employment agreement, as amended, provides for options to purchase 80,000 shares of Common Stock issued in November 1995 which vest in 20% increments beginning on May 1996 and warrants to purchase 100,000 shares of Common Stock issued in November 1995 which vested 50% in March 1997 and 50% in January 1998. In addition, his agreement provides for additional option or warrant grants to be made at such time as the market price of the Company's Common Stock reaches certain specified levels. Pursuant to this provision, the following options and warrants have been issued: (i) warrants to purchase
50,000 shares of Common Stock were issued in May 1996 which vested 50% in May 1997 and 50% in May 1998; (ii) options to purchase 50,000 shares of Common
Stock were issued in September 1997 which vested 50% in September 1998 and will vest as to 50% in September 1999; and (iii) options to purchase 50,000 shares of Common Stock were issued in March 1998 which vested 50% in March 1999 and will vest as to 50% in March 2000. In addition to the above, in April 1997, Mr. Bowman was issued options to purchase 25,000 shares of Common Stock, which are fully exercisable. In December 1997, Mr. Bowman was issued options to purchase 35,000 shares of Common Stock, in lieu of a cash bonus, which were fully vested on March 31, 1998; options to purchase 25,000 shares of Common Stock, which vest annually in 20% increments beginning in June 1998; and options to purchase 60,000 shares of Common Stock, in lieu of a cash bonus, which fully vested upon the Company achieving certain earnings targets for 1998. In September 1998, Mr. Bowman was issued options to purchase 40,000 shares of Common Stock which vested in 33% increments beginning September 1998; and options to purchase 62,500 shares of Common Stock, in lieu of a cash bonus, which fully vest upon the Company achieving certain earning targets for 1999.

                                                     THE COMPENSATION COMMITTEE

                                                     Michael J. Bradley
                                                     Donald F. Moorehead, Jr.
                                                     Hon. Edward M. Rowell

                           SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning the annual and long-term compensation earned during the last three fiscal years by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the "named executive officers").


                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                                                   ----------------------------
                                                       ANNUAL COMPENSATION             AWARDS           PAYOUTS
                                          ----------------------------------------     ------           -------
                                                                                     SECURITIES          LTIP
                                                                    OTHER ANNUAL     UNDERLYING         PAYOUTS       ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR      SALARY($)    BONUS($)(7) COMPENSATION($) OPTIONS/SARS(#)(4)      $         COMPENSATION($)
---------------------------     ----      --------     ----------  --------------- ------------------   -------      ---------------
Ed H. Bowman, Jr                1996       200,000          --         76,060(1)       130,000              --             --
President and Chief             1997       250,000       107,417       60,538(2)       195,000              --             --
Executive Officer               1998       300,000          --           --            152,500              --             --

Thomas C. Walker                1996       150,000          --           --               --                --             --
Chairman of the Board           1997       150,000          --           --             67,500              --             --
and Chief Development Officer   1998       225,000          --           --             42,083              --             --

David Lowenstein                1996       120,000          --           --               --                --             --
Executive Vice President -      1997       120,000          --           --             62,000              --             --
Corporate Development and       1998       200,000                       --             38,000              --             --
Acquisitions and Treasurer

Joe A. Rose(5)                  1996          --            --           --               --                --             --
Senior Vice President           1997        80,471        54,000       21,114(3)        81,500              --             --
                                1998       165,000        15,000         --             32,750              --             --

Ronald Zazworsky(6)             1996          --            --           --               --                --             --
Senior Vice President           1997        26,000          --           --             65,000              --             --
                                1998       156,667        20,000         --             27,833              --             --


---------

(1) Includes $70,560 in moving related expenses and $5,500 in automobile related expenses.

(2) Includes $48,605 of reimbursement of additional federal income taxes incurred by Mr. Bowman due to his receipt of certain payments in respect to his relocation in 1996, $6,000 in automobile related expenses and $5,933 in insurance premiums paid by the Company on behalf of Mr. Bowman.

(3) Includes $17,810 in moving related expenses and $3,304 in automobile and insurance related expenses.

(4) Represents options or warrants granted to purchase the stated number of shares of Common Stock.

(5)  Mr. Rose commenced employment with the Company in July 1997.

(6)  Mr. Zazworsky commenced employment with the Company in October 1997.

(7)  In addition, in 1997 and 1998 options were issued in lieu of cash bonuses.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

    The following table contains information concerning the grants of stock options to the named executive officers during fiscal 1998.



                                             INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                            -------------------------------------------------      VALUE AT ASSUMED
                                         PERCENT OF                                 ANNUAL RATES OF
                             NUMBER OF      TOTAL      EXERCISE                       STOCK PRICE
                            SECURITIES     OPTIONS        OR                       APPRECIATION FOR
                            UNDERLYING   GRANTED TO      BASE                       OPTION TERM(4)
                              OPTIONS     EMPLOYEES      PRICE     EXPIRATION  -----------------------
          NAME              GRANTED(#)   IN 1998(%)     ($/SH)        DATE         5%($)       10%($)
-------------------------   ----------   ----------    --------    ----------  ---------     ---------
Ed H. Bowman, Jr.             50,000(1)      6.7         35.00       03/05/08  1,100,566     2,789,049
President and Chief           40,000(2)      5.4         23.50       09/14/08    591,161     1,498,118
Executive Officer             62,500(3)      8.4         23.50       09/14/08    923,689     2,340,809

Thomas C. Walker              20,000(2)      2.7         23.50       09/14/08    295,580       749,059
Chairman of the Board         22,083(3)      3.0         23.50       09/14/08    326,365       827,073
And Chief Development
Officer

David Lowenstein              18,000(2)      2.4         23.50       09/14/08    266,022       674,153
Executive Vice President      20,000(3)      2.7         23.50       09/14/08    295,580       749,059
- Corporate Development
and Acquisitions and
Treasurer

Joe A. Rose                   14,000(2)      1.9         23.50       09/14/08    206,906       524,341
Senior Vice President         18,750(3)      2.5         23.50       09/14/08    277,107       702,243

Ronald Zazworsky              12,000(2)      1.6         23.50       09/14/08    177,348       449,435
Senior Vice President         15,833(3)      2.1         23.50       09/14/08    233,996       592,993

--------

(1) These non-qualified stock options were granted under the Company's Stock Option Plan and entitle the holder to purchase shares of the Common Stock at an exercise price equal to the fair market value per share of the Common Stock as of the date the option was granted. These options are exercisable as to 50% of the underlying shares on March 5, 1999 and are exercisable as to the remaining 50% of the underlying shares on March 5, 2000.

(2) These non-qualified stock options were granted under the Company's Stock Option Plan and entitle the holder to purchase shares of the Common Stock at an exercise price equal to the fair market value per share of the Common Stock as of the date the option was granted. One-third of these options vested immediately on the date of the option grant. The remaining options are exercisable in equal increments on September 14, 1999 and September 14, 2000.

 (3)These non-qualified stock options were granted under the Company's Stock Option Plan and entitle the holder to purchase shares of the Common Stock at an exercise price equal to the fair market value per share of the Common Stock as of the date the option was granted. These options vest in 2007; however, this vesting may be accelerated upon achieving certain earnings targets in 1999.

(4) The potential realizable values are the results of calculations at assumed annual rates of stock price appreciation of five percent and ten percent. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of the Company's stock price. No gain to optionees is possible without an increase in stock prices, which will benefit all stockholders. Options become immediately exercisable in the event of a change-in-control as defined in the Stock Option Plan.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

    The following table provides information, with respect to the named executive officers, concerning options exercised during fiscal 1998 and the options and warrants held as of December 31, 1998.






                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-THE-
                                                                  OPTIONS AND WARRANTS AT         MONEY OPTIONS AND WARRANTS
                                                                      FISCAL YEAR END(#)             AT FISCAL YEAR END(1)($)
                                 SHARES ACQUIRED    VALUE       -----------------------------     -----------------------------
              NAME               ON EXERCISE(#)  REALIZED($)    EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------------------   --------------- -----------    -----------     -------------     -----------     -------------
    Ed H. Bowman, Jr..........            -             -        322,333          255,167         5,084,333        2,005,667(2)
    President and Chief
    Executive Officer

    Thomas C. Walker..........       15,000       180,938         27,667           66,916           271,917          623,914
    Chairman of the Board and
    Chief Development Officer

    David Lowenstein..........            -             -         39,000           61,000           426,750          569,250
    Executive Vice President
    Corporate Development and
    Treasurer


    Joe A. Rose...............        2,500        23,800         28,167           83,583           283,362          812,263
    Senior Vice President


    Ronald Zazworsky..........            -             -         24,000           68,833           199,000          603,831
    Senior Vice President

---------

(1) The value of an unexercised option or warrant at December 31, 1998 is determined by subtracting the exercise price of such option or warrant from the last sale price of a share of Common Stock on December 31, 1998 ($32.00), as reported by The Nasdaq Stock Market.

(2) Excludes the value of 50,000 unexercisable options which were not in-the-money at December 31, 1998.

                               PERFORMANCE GRAPH

    The graph below compares, on a dividend reinvestment basis, the cumulative total return of the Company with two selected peer groups of document and information management services companies and the S&P 500 Composite Stock Price Index for the period from January 23, 1996 (the effective date of the Company's
IPO) through December 31, 1998 assuming $100 was invested on January 23, 1996 in each case. The first selected peer group of document management services companies consists of Iron Mountain, Inc., Lason, Inc., Pierce Leahy, Inc., Vestcom, Inc. and ImageMax, Inc. The second peer group of document management services companies consists of Lason, Inc., Vestcom, Inc., ImageMax, Inc. and IKON Office Solutions, Inc. These companies were selected based on SIC code or are considered by the Company's management to be competitors of the Company. The returns of each peer group company have been weighted according to its stock market capitalization for purposes of arriving at a peer group average. The performance of the Company's Common Stock reflected below is not necessarily indicative of future performance.


 MEASUREMENT PERIOD        F.Y.I.
(FISCAL YEAR COVERED)   INCORPORATED  S & P 500   PEER GROUP #1  PEER GROUP #2
       1995                100.0       100.0         100.0          100.0
       1996                160.6       123.0         150.6          117.5
       1997                176.9       164.0         178.5           86.7
       1998                246.2       210.7         308.3          142.2


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1998, the Compensation Committee consisted of Mr. Bradley, Mr. Moorehead and Mr. Rowell. All of the members of the Compensation Committee are non-employee Directors of the Company and are not former officers of the Company. During 1998, no executive officer of the Company served as a member of the Board of Directors or on the compensation committee of a corporation where any of its executives officers served on the Compensation Committee or on the Board of Directors of the Company.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

    Messrs. Walker, Bowman and Lowenstein entered into amended and restated employment agreements with the Company in January 1999. Messrs. Walker's and Lowenstein's employment agreements are for two-year terms and Mr. Bowman's employment agreement is for a term of five years. Mr. Barker and Ms. Lebenberg entered into employment agreements with the Company in July 1996. Mr. Barker's employment agreement is for a term of two and one-half years and Ms. Lebenberg's employment agreement is for a term of three years. All of the above agreements have automatic one-year renewals unless terminated by the Company or the employee according to the terms of the agreements. Mr. Rose entered into an employment agreement with the Company in June 1997, which agreement was amended in June 1998 to provide for a two-year term beginning in June 1997. Mr. Byerley entered into a two-year employment agreement with the Company in November 1998. Each of Messrs. Guy and Zazworsky entered into an employment agreement with the Company in October 1998, each of which employment agreement terminates on December 31, 2000. Pursuant to the employment agreements, each employee named above receives an annual base salary and is eligible for additional year-end bonus compensation.

    Each of the employment agreements provides that, in the event of a termination of employment by the Company without cause or by the employee for good reason, such employee shall be entitled to receive from the Company a lump sum payment equal to such employee's then current salary for the greater of two years or the remainder under the employment agreement in the case of Messrs. Bowman, Walker and Lowenstein and Ms. Lebenberg; one year's salary in the case of Mr. Barker; and the greater of the period remaining under the agreement or six months, in the case of Messrs. Byerley, Guy, Rose and Zazworsky. In the event of a change in control of the Company, if Messrs. Guy and Zazworsky have received notice prior to the event resulting in such change of control that their employment will not be continued by the successor to the Company, they shall receive a lump-sum payment equal to one and one-half times their then current salary. For the other executive officers, in the event of a change in control of the Company, if the employee has not received notice 15 days prior to the event resulting in such change of control that such employee's employment will be continued by the successor to the Company the amount of the lump-sum payment to be made to such employee shall be ten times in the case of Mr. Bowman; six times in the case of Messrs. Walker and Lowenstein; three times in the case of Ms. Lebenberg; one and one-half times in the case of Mr. Barker; and one year's salary in the cases of Messrs. Byerley, Guy, Rose and Zazworsky. In addition, in the event of a change in control of the Company with notice, the amount of the lump-sum payment to be made to such employee shall be 150% of the amount ordinarily due upon a termination without cause in the case of Mr. Barker and Ms. Lebenberg; six times their annual salary in the case of Messrs. Walker and Lowenstein; ten times his annual salary in the case of Mr. Bowman; and one year's salary in the case of Messrs. Byerley, Guy, Rose and Mr. Zazworsky.

    Each of Messrs. Bowman's, Lowenstein's, Walker's and Barker's and Ms. Lebenberg's employment agreements contains a covenant not to compete with the Company for a period of two years following termination of employment, provided that: (i) in the event of a termination of employment by the Company without cause, the term of the covenant not to compete contained in the employment agreement will be shortened to one year; and (ii) in the event of termination of employment by the employee for good reason or in the event of a change in control of the Company wherein the employee does not receive notice 15 days prior to the event resulting in such change of control of the continuation of such employee's employment, the covenant-not-to-compete shall not apply. Each of Messrs. Guy's, Rose's and Zazworsky's employment agreements contains a covenant not to compete with the Company for a period of three years following termination of employment. In the case of Mr. Rose, in an event of a change in control of the Company wherein the employee does not receive notice 15 days prior to the event resulting in such change of control of the continuation of such employee's employment, the covenant-not-to-compete shall not apply. Mr. Byerley's employment agreement contains a covenant not to compete with the Company for a period of two years (one year if the employment is terminated by the Company without cause or by Mr. Byerley for good reason) following termination of employment, provided that in an event of a change in control of the Company wherein the employee does not receive notice 15 days prior to the event resulting in such change of control of the continuation of such employee's employment, the covenant-not-to-compete shall not apply. If applicable law reduces the time period during which any employee is prohibited from competing with the Company, the covenant not to compete shall be reduced to the maximum period permitted by law.

                 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information, as of March 15, 1999, regarding the beneficial ownership of the Common Stock by (i) each person known to the Company to beneficially own more than 5% of the Common Stock; (ii) each Director and each named executive officer; and (iii) all Directors and named executive officers as a group. Unless otherwise indicated, the address of each person listed below is c/o F.Y.I. Incorporated, 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated. At March 15, 1999, there were 14,103,129 shares of the Common Stock outstanding (including 36,670 shares held by a wholly-owned subsidiary of the Company).

                            NAME OF BENEFICIAL OWNER


                                                                  PERCENT OF
                                                                  OUTSTANDING
                                                        SHARES      COMMON
           GREATER THAN 5% STOCKHOLDERS:                 OWNED   COMMON STOCK
--------------------------------------------------    ---------  ------------
Dresdner RCM Global Investors LLC.................    1,238,706        8.8
Dresdner RCM Global Investors US Holdings LLC
Four Embarcadero Center
San Francisco, California 94111

Dresdner Bank AG..................................    1,245,706        8.8
Four Embarcadero Center
San Francisco, California 94111

DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Ed H. Bowman, Jr.(1)..............................      417,333        3.0
Thomas C. Walker(2)...............................      310,167        2.2
Gregory R. Melanson(3)............................      282,260        2.0
David Lowenstein(4)...............................      271,000        1.9
Kyle C. Kerbawy...................................      230,000        1.6
Jonathan B. Shaw..................................      155,198        1.1
Donald F. Moorehead, Jr.(5).......................      100,284         *
Michael J. Bradley(5).............................       50,800         *
G. Michael Bellenghi..............................       45,800         *
Joe A. Rose(6)....................................       36,417         *
Ronald Zazworsky(7)...............................       31,500         *
Hon. Edward M. Rowell(5)..........................       20,000         *
All Directors and named executive officers as a
  group (12 persons)(8)...........................    1,950,759       13.8


---------

*    Represents less than 1%.

(1) Does not include 170,167 shares which may be acquired upon the exercise of options and warrants not exercisable within 60 days.

(2) Does not include 44,416 shares which may be acquired upon the exercise of options not exercisable within 60 days.

(3) Does not include 7,500 shares which may be acquired upon the exercise of options not exercisable within 60 days.

(4) Does not include 41,000 shares which may be acquired upon the exercise of options not exercisable within 60 days.

(5) Does not include 5,000 shares which may be acquired upon the exercise of options not exercisable within 60 days.

(6) Does not include 75,333 shares which may be acquired upon the exercise of options not exercisable within 60 days.

(7) Does not include 61,333 shares which may be acquired upon the exercise of options not exercisable within 60 days.

(8) Does not include 414,749 shares which may be acquired upon the exercise of options and warrants not exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REAL ESTATE TRANSACTIONS

    Researchers leased office facilities and certain equipment from Mr. Melanson. The total lease payments to Mr. Melanson were approximately $342,000 for the year ended December 31, 1998. Researchers is also required to pay the taxes and insurance on the properties. The Company believes that the amounts paid for such properties do not exceed the fair market rental thereof. The Company and Mr. Melanson have entered into an agreement terminating such leases for 1999.

COMPANY POLICY

    It is the Company's policy that transactions with affiliates of the Company will be approved by a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                            INDEPENDENT ACCOUNTANTS

    Upon the recommendation of the Audit Committee, the Board of Directors selected Arthur Andersen LLP as its independent public accountants for fiscal 1999. Arthur Andersen LLP audited the Company's books, records and accounts for fiscal 1998, and representatives of the firm will attend the Annual Meeting, will have the opportunity to make a statement and will be available to answer questions that may be asked by stockholders.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Sections 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it with respect to fiscal 1998, or written representations from certain reporting persons, to the best of the Company's knowledge, all reports were filed on a timely basis.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

                       STOCKHOLDER PROPOSALS FOR THE 2000
                         ANNUAL MEETING OF STOCKHOLDERS

    Stockholder proposals to be presented at the 2000 Annual Meeting of Stockholders must be received, in writing, by the Secretary of the Company at the Company's principal executive offices no later than November 22, 1999 in order to be included in the Company's Proxy materials relating to that meeting.

                              REPORT ON FORM 10-K

    THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K WILL BE FURNISHED UPON PAYMENT OF $.50 PER PAGE, WITH A MINIMUM CHARGE OF $5.00. REQUESTS FOR COPIES SHOULD BE DIRECTED TO F.Y.I. INCORPORATED, 3232 MCKINNEY AVENUE, SUITE 900, DALLAS, TEXAS 75204, ATTENTION: INVESTOR RELATIONS.

                                             By Order of the Board of Directors

                                             /s/ MARGOT T. LEBENBERG

                                             Margot T. Lebenberg
                                             Senior Vice President,
                                             General Counsel and Secretary

Dallas, Texas
March 26, 1999

                              F.Y.I. INCORPORATED

                 ANNUAL MEETING OF STOCKHOLDERS - MAY 12, 1999

     The undersigned hereby appoints Thomas C. Walker and Ed H. Bowman, Jr., and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock (par value $.01) of F.Y.I. Incorporated (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Melrose Hotel, 3015 Oak Lawn Avenue, Dallas, Texas 75219 on Wednesday, May 12, 1999, commencing at
10:00 a.m. (local time), and at any adjournment thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                              F.Y.I. INCORPORATED

                                  MAY 12, 1999

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
-------------------------------------------------------------------------------
[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

                               FOR all                        WITHHOLD
                      nominees listed at right                AUTHORITY
                        (except as marked to               for all nominees
1.   Election of         the contrary below)               listed at right
     Directors                   [ ]                             [ ]

NOMINEES: THOMAS C. WALKER
          ED H. BOWMAN, JR.
          DAVID LOWENSTEIN
          G. MICHAEL BELLENGHI
          GREGORY R. MELANSON
          JONATHAN B. SHAW
          MICHAEL J. BRADLEY
          DONALD F. MOOREHEAD, JR.
          EDWARD M. ROWELL

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For" box and write that nominee's name in the space provided below.)


-------------------------------
PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING [ ]


Signature_________________Signature__________________Dated:_____________, 1999

Note: Please sign exactly as YOUR name appears above. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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